EXHIBIT 10.4



THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE RIGHTS EVIDENCED HEREBY (AND ANY OTHER SECURITIES THAT MAY BE RECEIVED UPON CONVERSION THEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION THEREFOR.


                               WARRANT TO PURCHASE

                                  COMMON STOCK

                                       OF

                            VALENCE TECHNOLOGY, INC.

                           VOID AFTER OCTOBER 5, 2005

               This Warrant is issued to Berg & Berg Enterprises, LLC or its registered assigns ("Holder") by Valence Technology, Inc., a Delaware corporation (the "Company"), on January 4, 2002 (the "Warrant Issue Date").
This Warrant is issued pursuant to the terms of that Loan Agreement, between the Company and Berg & Berg Enterprises, LLC, dated as of October 5, 2001 (the "Loan Agreement").

1. PURCHASE SHARES. Subject to the terms and conditions hereinafter set forth and set forth in the Loan Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to 1,402,743 fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof. The term "Shares" also shall be deemed to refer to any securities of the Company or any other issuer for which Common Stock may be exchanged or surrendered or which may be declared on or distributed with respect to the Common Stock at any time prior to the Expiration Date.

2. EXERCISE PRICE. The purchase price for the Shares shall be $3.208 per share

3. EXERCISE PERIOD. This Warrant will be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. Los Angeles time on October 5, 2005 (the "Expiration Date"). The Company shall take all such actions as may be reasonably necessary to assure that all such Shares and all shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any applicable requirements of any domestic securities exchange (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

4. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected:

        (a) by:

        (i) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

        (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased by check or wire transfer.

        (b) In lieu of exercising this Warrant pursuant to SECTION 4(A), holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

                          X = Y (A-B)
                             A

          Where X = the number of shares of Common Stock to be issued to Holder.

          Y = the number of shares of Common Stock being exercised under this Warrant (at the date of such calculation).

          A = the fair market value of one share of the Company's Common Stock (at the date of such calculation).

          B =  Exercise Price (as adjusted to the date of such calculation).

        For purposes of his subsection, the fair market value of one share of the Company's Common Stock shall mean:

        (i) (A) the closing price of a Share on the national securities exchange on which the Shares are traded, or (B) if the Shares are not traded on a national securities exchange but are quoted on any division of the Nasdaq Stock Market (if not a national securities exchange), or a regional stock exchange or an automated quotation system or over-the-counter market, the closing price on the Nasdaq SmallCap Market or regional stock exchange, automated quotation system or over-the-counter market, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the five trading days prior to the date of determination of the fair market value; or

        (ii) If the shares are not publicly traded, the fair market valued shall be represented, as mutually determined by the Company and the Holder(s) representing at least a majority of the voting power of all Shares then subject to Warrants outstanding and issued pursuant to the Loan Agreement, or, in the alternative, such Holder(s) and the Company may each appoint one independent investment-banker or qualified appraiser, and such persons shall in turn select a third investment-banker or qualified appraiser which group of three persons shall then determine the fair market value thereof.

        (c) The holder of this Warrant may, at its election, in full or partial payment of the exercise price hereunder, instead of paying cash, surrender to the Company a note or notes now or hereafter issued by the Company. The Company shall apply to the exercise price payable the principal amount of such note or notes to the extent requested by the Holder of such note or notes and shall return a new note or notes for the balance, if any.

5. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, the Company shall issue one or more certificates for the number of Shares so purchased, and a replacement Warrant for the unexercised balance of Shares for which the Warrant is exercisable, as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within 30 days of the delivery of the subscription notice. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchase rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise. In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten days after delivery of the subscription notice.

6. ISSUANCE OF SHARES. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein.

7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

        (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. If the Company shall at any time subdivide the outstanding shares of Common Stock or issue additional shares as a dividend, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

        (b) RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of the Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before the change.

        (c) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALE OF ASSETS. If at any time there shall be a capital reorganization of the Company's Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined pursuant to Section 3(b)(ii), above), shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The provisions of this SECTION 7(C) shall similarly apply to successive capital reorganizations, mergers, consolidations or sales.

        (d) NOTICE OF ADJUSTMENTS. The Company shall give notice of each adjustment or readjustment of the number of shares of Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within 20 days after the occurrence of the event resulting in such adjustment.

        (e) NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the number of shares of Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

8. NOTICE OF CERTAIN EVENTS. If at any time prior to the termination or full exercise of the Warrant:

        (a) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock;

        (b) there shall be any reclassification of the Common Stock of the Company;

        (c) there shall be any consolidation or merger of the Company with or into, or sale of substantially all of its assets to, another corporation; or

        (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give the Holder at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Each such written notice shall be given by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

9. EXERCISE, TRANSFER AND EXCHANGE RESTRICTIONS. This Warrant may not be transferred to a person or entity: (i) who proposes to acquire a Warrant for less than 1000 shares of Common Stock (as adjusted for stock splits, consolidations and the like), or (ii) who is a competitor of the Company or is in any manner affiliated with a competitor of the Company (as determined in good faith by the Company's Board of Directors). The transfer, surrender or exchange of any of this Warrant or Common Stock issued upon exercise of this Warrant is subject to any restrictions on transfer imposed by state and federal securities laws. Subject to the restrictions on transfer in this Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for that purpose at its principal officer referred to above of any of this Warrant or Common Stock by the registered Holder hereof, in person or by duly authorized attorney, upon surrender or the Warrant properly endorsed.

10. RIGHTS UNDER THE REGISTRATION RIGHTS AGREEMENT. The Holder of the Warrant is entitled to certain rights as specified in the Registration Rights Agreement dated as of February 13, 2001 by and between the Company and Clyde J. Berg, Trustee, the 1981 Kara Ann Berg Trust, including, without limitation, the right of the holder hereof to include shares of Common Stock in registration statements filed under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and conditions specified in the Registration Rights Agreement, which is amended hereby without the necessity of further action or writing by the parties to reflect the terms of this Section 10.

11. REPLACEMENT. On receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory and for the amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense will execute and deliver, in lieu of the Warrant, a new Warrant of like tenor.

12. LEGENDS. It is understood that the certificates evidencing Shares may bear the following legend:

     "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

13. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

14. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant and the Loan Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

15. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

16. NOTICES. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by recognized overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

17. ATTORNEYS' FEES. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

18. CAPTIONS. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

19. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Delaware.

        IN WITNESS WHEREOF, the Company caused this Warrant to be executed by an officer thereunto duly authorized.

                                            VALENCE TECHNOLOGY, INC.


                                            /S/ KEVIN MISCHNICK
                                            ----------------------------
                                            Name: Kevin Mischnick
                                            Title: Vice President of Finance